

U.S. GOLD CORP

U.S. focused gold exploration and development company advancing high potential projects in WY, NV and ID

Nasdaq: USAU

February 2021

Forward Looking Statements

TERMS OF USE AND DISCLAIMER - This presentation is being provided for the sole purpose of providing the recipients with background information about

U.S. Gold Corp. ("U.S. Gold"). U.S. Gold Corp. has made reasonable efforts to ensure that the information contained in this presentation is accurate as of the date hereof, however, there may be inadvertent or unintentional errors. No representation, warranty or guarantee, express or implied, is made as to the fairness, accuracy, completeness or correctness of information contained in this presentation, including the accuracy, likelihood of achievement or reasonableness of any forecasts, prospects, results or statements in relation to future matters contained in this presentation. The views and information provided herein are based on a number of estimates and assumptions that are subject to significant exploration, business, economic, regulatory and competitive uncertainties. See "Forward Looking Statements" below. U.S. Gold Corp. is not liable to any recipient or third party for the use of or reliance on the information contained in this presentation. This presentation provides information in summary form only, is not intended to be complete and does not constitute an offer to sell or the solicitation of an offer to buy any security. It is not intended to be relied upon as advice to investors or potential investors and does not constitute a personal recommendation or take into account the investment objectives, financial situation or needs of any particular investor. U.S. Gold Corp is not acting as agent or advisor and encourages the use of independent consultants, as necessary, prior to entering into transactions.

FORWARD LOOKING STATEMENTS – Except for the statements of historical fact contained herein, the information presented constitutes "forward-looking statements" within the meaning of United States securities and other laws. Often, but not always, forward-looking statements can be identified by the use of words such as "plans", "expects", "is expected", "budget", "scheduled", "estimates", "forecasts", "intends", "aims", "anticipates", "will", "projects", or "believes" or variations (including negative variations) of such words and phrases, or statements that certain actions, events, results or conditions "may", "could", "would", "might" or "will" be taken, occur or be achieved. By their very nature, forward-looking statements are subject to numerous risks and uncertainties, some of which are beyond our control. Forward looking statements are based on the opinions and estimates of management at the date the statements are made, as well as a number of assumptions made by, and information currently available to, U.S. Gold Corp. concerning, among other things, anticipated geological formations, potential mineralization, future plans for exploration and/or development, potential future production, drilling exposure, and exploration budgets and timing of expenditures, all of which involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievement of U.S. Gold Corp. to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to vary materially from results anticipated by such forward looking statements include, among others, risks related to the Company's limited operating history, current and future exploration activities, the Company's need for significant additional capital, changes in government legislation, changes in ownership interest in a project, conclusions of economic evaluations, changes in project parameters as plans continue to be refined, future prices and volatility of gold, silver and other metals, environmental risks and hazards, infrastructure and/or operating costs, labor and employment matters, availability of financing, permitting availability, government regulation, changes in equity markets, the uncertainties involved in interpreting geological data, the validity of the Company's title to its properties, increases in costs and exchange rate fluctuations, the Company's dependence on key personnel, as well as those factors discussed in Company's filings with the U.S. Securities and Exchange Commission (SEC), including the Company's most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with the SEC, which can be reviewed at www.sec.gov.

Although U.S. Gold Corp. has attempted to identify important factors that could cause actual results to differ materially, they're other factors that cause results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. U.S. Gold Corp. disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, other than as required by applicable law. Accordingly, readers should not place undue reliance on forward-looking statements of U.S. Gold Corp. should be considered highly speculative. The following is a description of U.S. Gold Corp.'s sampling methodology, chain of custody, quality control and quality assurance procedures applicable to the Company's drill results contained in this Presentation, save and except for historical results.

Cautionary Note to U.S. Investors Concerning Mineral Resources

We may use certain terms on this website, such as "measured," "indicated," or "inferred" mineral resources, which are defined in Canadian Institute of Metallurgy guidelines, the guidelines widely followed to comply with Canadian National Instrument 43-101-- Standards of Disclosure for Mineral Projects ("NI 43-101"). We advise U.S. investors that these terms are not recognized by the United States Securities and Exchange Commission (the "SEC"). The estimation of measured and indicated resources involves greater uncertainty as to their existence and economic feasibility than the estimation of proven and probable reserves under the SEC's disclosure rules. Under U.S. standards, mineralization may not be classified as a "reserve" unless the determination has been made that the mineralization could be economically and legally produced or extracted at the time the reserve determination is made. Mineral resources that are not mineral reserves do not have demonstrated economic viability. U.S. investors are cautioned not to assume that measured or indicated mineral resources will be converted into reserves. Inferred mineral resources have a high degree of uncertainty as to their existence and their economic and legal feasibility. It cannot be assumed that all or any part of an inferred mineral resource exists, or is economically or legally viable. Under Canadian rules, estimates of "inferred mineral resources" may not form the basis of feasibility studies, pre-feasibility studies or other economic studies, except in prescribed cases, such as in a preliminary economic assessment under certain circumstances. Disclosure of "contained ounces" in a resource is permitted disclosure under Canadian regulations; however, the SEC normally only permits issuers to report mineralization that does not constitute "reserves" by SEC standards as in place tonnage and grade without reference to unit measures.

U.S. Gold Corp. Value Proposition

- **The next potential US 100K+ ounce AuEq gold producer**

- Highly experienced management team
- Enhancing the historic CK Gold Project resource and economics
  - Updated PFS due 1st half 2021
  - Targeting 100K+ oz AuEq potential production profile
  - Targeting an increased production rate and shorter mine life than the PEA
  - Expansion potential
  - Optimizing PEA to add value on our currently known resource
- Portfolio of 3 additional high potential exploration projects
- NASDAQ listed, good liquidity, cash in bank, no debt
- Optimistic that valuation will re-rate once the PFS is released

U.S. Gold Corp. Overview

Combining robust economics with district-scale exploration, in mining friendly U.S. jurisdictions

Near Term Production Potential

CK Gold Project – WY*

- **Advanced Exploration and Development** property
- **Mining friendly location** in the Silver Crown Mining District of southeast Wyoming
- NI 43-101 Technical Report and Preliminary Economic Assessment (**PEA**) prepared by Mine Development Associates shows the following resource:
  - 926,000 Measured and Indicated oz Au and 223mm lbs Cu
  - 174,000 Inferred oz Au, 62.5mm lbs Cu
  - **$178.5 million Net Present Value (NPV)** at $1,275/oz Au and $2.80/lb Cu
- CK Gold Project **remains open in multiple directions**

District-Scale Exploration

Nevada

- **Keystone** located on the Cortez Gold Trend, one of the world's most highly-prospective mineral trends
  - 10 miles south of Barrick's Cortez Hills Mine Complex
- **Maggie Creek** located on the Carlin Trend, one of the world's most highly prospective mineral trends
  - Approximately 10 miles NE of Newmont Mining's Gold Quarry Mine
- Exploration team with extensive Nevada experience
- 4 years of district exploration and permitting efforts have advanced Keystone to **specific drill targets**

District-Scale Exploration

Challis – Idaho

- **Challis Gold Project** is located approximately 75 kilometers southwest of Salmon, Idaho, within the tertiary challis volcanic field.
  - Significant potential upside exploration potential
- **Low sulfidation,** gold/silver epithermal vein and stockwork deposit
- Historic 43-101 (not current) resource report shows a potential low strip ratio
  - Historic (not-current) report estimated approximately **313,825 ounces** of gold at a grade of **1.22 grams / ton gold**

* The estimates contained in the paragraph above are not recognized by the United States Securities and Exchange Commission. See "Cautionary Note to U.S. Investors Concerning Mineral Resources – p2." Amounts shown reflect the estimated in situ resource and do not include adjustments for metal recoveries. See company press release date January 11, 2018

U.S. Gold Corp. Overview

Tight share structure and listed on NASDAQ

Share Structure (February 1, 2021)	
Common shares outstanding	6,788,285
Warrants*	1,883,718
Options*	95,000
Cash (as of Oct 31, 2020)	~$7.3M

* USAU warrants /options are as follows:
95,000 employee 5-year options, $14.63 average strike, expire Sep 2023
45,236 warrants, $26.40 strike, (5-year expiration - Oct 2021)
125,000 warrants, $33.00 strike, (3-year expiration – Jul 2021)
109,688 warrants, $11.40 strike, (5-year expiration – Jun 2024)
178,571 warrants, $7.00 strike, (5-year expiration – Mar 2025)
921,666 warrants, $6.00 strike (5-year expiration – Aug 2025)
503,558 warrants $14.50 strike (5-year expiration – Jan 2026)

Stock Information	
Listing	NASDAQ
Symbol	**USAU**
52-week stock range	$2.60 - $17.40
Average daily volume (10 days)	144,320



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2
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01/06/20
05/06/20
09/06/20
01/06/21

Recent significant financings & corporate activity	
February 1, 2021	U.S. Gold Corp. closed **$9.6 million registered direct offering**
August 13, 2020	U.S. Gold Corp. closed Northern Panther acquisition and adds **$8mm in additional capital**
March 30, 2020	U.S. Gold Corp. closed **$2.0 million registered direct offering**
March 19, 2020	U.S. Gold Corp. completed a **10:1 share consolidation**
June, 2019	U.S. Gold Corp. closed **$2.5 million** non-brokered registered direct offering

Analyst Coverage	Company	12 Month Target Price
Heiko Ihle	H.C. Wainwright & Co.	$17.50
Jake Sekelsky	Alliance Global Partners	$25.00

Strengthened Management Team



Prior experience:

BARRICK

AURELIAN RESOURCES INC.

- George Bee **joined USAU as President** after the acquisition of Northern Panther Resource Corporation (mid August, 2020)
  - George Bee is a highly **accomplished mine developer and operator** spanning a 40-year career
  - Spent **16 years with Barrick Gold** as a Senior Executive
    - Established Goldstrike as a major producer as Mine Manager
    - Completed construction and operated Pierina mine as Ops. Manager
    - Took Veladero from advanced exploration to production as G.M.
  - Extensive international mine development experience in the Americas and Africa; Anglo American, Rio Tinto, Kinross Gold, Jaguar Mining, Andina
  - Former COO of Aurelian Resources, which discovered the Fruta del Norte deposit before being **sold to Kinross for CAD $1.2 billion**
  - Prior board Positions; Peregrine Metals, Stillwater Mining, Sandspring Resources, Jaguar Mining, Andina Minerals Inc.
- Eric Alexander **joined USAU as Chief Financial Officer and Corporate Secretary** (mid September, 2020)
  - Eric has extensive mining industry experience
  - Prior experience taking a deposit from PEA to PFS and BFS
  - U.S. based CPA, extensive experience with US and Canadian securities





CK Gold Project Overview

Potential near-term production, low CAPEX
and robust economics, WY

U.S. GOLD CORP

CK Gold Project Claims & Location



WYOMING



COPPER KING
20 miles
CHEYENNE
219
210
222
180
212
225
Lincoln Hwy

- Located in Southeast Wyoming, 20 miles west of Cheyenne
- Wyoming is ranked the 7th most mining friendly jurisdiction in the world (Fraser Institute)
- Claims consists of 2 state leases with a total area of 1,120 acres
- Project remains prospective for further resource expansion and new discoveries

Township, Range, Section Boundaries

Mineral Rights Boundary

CK Gold Deposit Boundary (as known)

1 Mile



N
CK GOLD DEPOSIT

CK Gold Project Resource Estimate (2012)*

Class	Au Cutoff		Cu Cutoff							
Class	oz Au/ton	g Au/t	% Cu	tons	tonnes	oz Au/ton	g Au/t	oz Au	% Cu	lbs Cu
Measured	0.010	0.34	0.103	16,230,000	14,720,000	0.017	0.59	280,000	0.192	62,460,000
Indicated	0.010	0.34	0.111	49,300,000	44,720,000	0.014	0.48	686,000	0.176	173,070,000
	Au Cutoff		Cu Cutoff							
Class	oz Au/ton	g Au/t	% Cu	Tons	tonnes	oz Au/ton	g Au/t	oz Au	% Cu	lbs Cu
Inferred	0.010	0.34	0.136	16,330,000	14,810,000	0.011	0.38	184,000	0.190	61,970,000


mineralized area
scale is in feet
MINE DEVELOPMENT ASSOCIATES
US Gold Corp.
Copper King Property
Drill Hole Map

- 2012 resource defined by 120 drill-holes, totaling 18,105m, within the CK Gold Project deposit
- High-grade mineralization exposed at the surface surrounded by a large, lower-grade zone with potential for expanding

*Values for tons, tonnes, oz Au/ton, g Au/t, oz Au, %Cu, lbs Cu are from the 0.015 Au Eq/ton cutoff in the Mine Development Associates, Technical Report on the Copper King Project, Laramie County, Wyoming. Resource estimates reflect an in situ resource. For further analysis of metal recoveries, see SGS Lakefield Research Ltd., 2009 (December 15), An Investigation into the Recovery of Copper and Gold from Samples of the Copper King Deposit. Report prepared for Saratoga Gold Company by SGS Lakefield Ltd., 234 p. (Results of three locked cycle tests suggest that a concentrate with 26% Cu can be produced, resulting in an approximate Cu recovery of 77%; Au grade in the concentrate resulted in an 89.7 g/t Au with a recovery of 68%). The estimates contained in the table above are not recognized by the United States Securities and Exchange Commission. See "Cautionary Note to U.S. Investors Concerning Mineral Resources – p2." Amounts shown reflect the estimated in situ resource and do not include adjustments for metal recoveries.

CK Gold Project PEA 2017 on 2012 Resource*

On December 5, 2017, Mine Development Associates (MDA) prepared an updated technical report and Preliminary Economic Assessment for U.S. Gold Corp. showing the below metrics:

Summary of CK Gold Project Pre-Tax Economic Results	
	Base Case
Gold price (US$/ounce)	$1,275
Copper Price (US$/lb)	$2.80
Net Cash Flow	$296.8 million
Net Present Value (5.0% Discount rate)	$178.5 million
Internal Rate of Return	33.10%
CAPEX	$113.66 million
Payback	2.5 years
17 year projected mine life	~40,700 Au oz / year; 10,700,000 Cu lbs/yr

Projected Production and Processing Summary		
Mine Type	Open Pit	
Total Production	60.7 million tons	
Processing Rate	9,800 tons per day	
	Gold	Copper
Average Mill Feed Grade	0.015 oz/ton	0.19%
Average Metal Recoveries	68%	77%
Average Annual Production	Gold (oz)	Copper (lbs)
Years 1-10	46,470	10.97 million
LOM: 17 years	40,718	10.70 million
Total Production	Gold (oz)	Copper (lbs)
Years 1-10	464,700	109.76 million
LOM (17 years)	692,200	181.95 million
Estimated Number of Jobs Created	> 100 jobs	

*Values for tons, tonnes, oz Au/ton, g Au/t, oz Au, %Cu, lbs Cu are from the 0.015 Au Eq/ton cutoff in the Mine Development Associates, Technical Report on the Copper King Project, Laramie County, Wyoming: Resource estimates reflect an in situ resource. For further analysis of metal recoveries, see SGS Lakefield Research Ltd., 2009 (December 15), An Investigation into the Recovery of Copper and Gold from Samples of the Copper King Deposit: Report prepared for Saratoga Gold Company by SGS Lakefield Ltd., 234 p. (Results of three locked cycle tests suggest that a concentrate with 26% Cu can be produced, resulting in an approximate Cu recovery of 77%; Au grade in the concentrate resulted in an 89.7 g/t Au with a recovery of 68%). The estimates contained in the table above are not recognized by the United States Securities and Exchange Commission. See "Cautionary Note to U.S. Investors Concerning Mineral Resources – p2." Amounts shown reflect the estimated in situ resource and do not include adjustments for metal recoveries.

CK Gold Project – PFS Expectations

Anticipated Improvements

- Increase to resource base
- Gold and Copper Recovery
- Better revenue delivery from a phased mining plan
- Improve DCF on production increase
- Simple process flow sheet: gravity, flotation recovery and dry-stack tailings
- Bi-product credits (Ag & Zn)

Basis for Expectations

- Include 2017, 2018 and 2020 drilling and new interpretation of the resource model
- 2009 SGS metallurgical work focused on sulfide flotation only, missing native Cu & Au
- Better grade Cu & Au outcrop at surface, internal phases deliver those grades at lower waste to ore ratio
- Increasing the production rate should bring revenue forward improving economic performance in a larger resource
- With crushing, grinding, gravity recovery followed by flotation and dry stack tailings disposal the operation should be simple with reduced environmental impact
- The presence of appreciable silver and some zinc has, as-yet, not been factored in

CK Gold Project - Recent Findings

Abundant Native Copper in Oxidized Zone



- Native copper will have negatively impacted prior (2009) copper recovery in the oxide and mixed zone
- Gold and Copper recoveries to be improved in oxide and mixed oxide-sulfide zone

Confirmed consistent widespread disseminated nature of sulfide mineralization and evidence of some sulfide on quartz veins





CK Gold Project: Favorable Factors

Factors relative to other projects that bode well

- Proximity to power supply
- Proximity to water supply
- Location is not remote from support services, workforce and infrastructure
- ~ 2-miles from rail head and major interstate highway
- Potential post mine land use with pit serving as a storage facility in the Cheyenne water supply system
- Potential beneficial use of the granite development rock

Explanation

- Wyoming is a major power producer with wind and thermal power generation. Transmission infrastructure proximal to the project
- Cheyenne water supply system proximal to site, potential to "wheel" water into and out of the system
- No special warehousing needed and short supply chain to suppliers, no camp or administration to build
- Egress point for concentrate
- Eventual water storage in open pit
- Local quarry mines similar rock as CK Gold development rock

CK Gold Project Internal Update March, 2020*

On March 24 2020, U.S. Gold Corp. announced an internal update of the CK Gold Project potential economics at $1600 Gold and $2.80 Copper showing the below metrics:

Internal Summary of CK Gold Project Projected Pre-Tax Economic Results	
	Base Case
Gold price (US$/ounce)	**$1,600**
Copper Price (US$/lb)	$2.80
Pre-Tax Cash Flow	$510.54 million
Net Present Value (5.0% Discount rate)	**$321.60 million**
Internal Rate of Return	52%

*Values for tons, tonnes, oz Au/ton, g Au/t, oz Au, %Cu, lbs Cu are from the 0.015 Au Eq/ton cutoff in the Mine Development Associates, Technical Report on the Copper King Project, Laramie County, Wyoming: Resource estimates reflect an in situ resource. For further analysis of metal recoveries, see SGS Lakefield Research Ltd., 2009 (December 15), An Investigation into the Recovery of Copper and Gold from Samples of the Copper King Deposit: Report prepared for Saratoga Gold Company by SGS Lakefield Ltd., 234 p. (Results of three locked cycle tests suggest that a concentrate with 26% Cu can be produced, resulting in an approximate Cu recovery of 77%; Au grade in the concentrate resulted in an 89.7 g/t Au with a recovery of 68%). The estimates contained in the table above are not recognized by the United States Securities and Exchange Commission. See "Cautionary Note to U.S. Investors Concerning Mineral Resources – p2." Amounts shown reflect the estimated in situ resource and do not include adjustments for metal recoveries.

CK Gold Project 2020 Drilling Program

Development and Resource Expansion

- CK Gold Project drilling program for 2020 consisted of 30 drill holes, for metallurgical, geotechnical, hydrological and exploration-resource expansion purposes.
- Primary focus of 2020 expansion drilling was at the southeast end of the deposit, where it was largely open with limited drilling (see slide 17).
- Drilling comprised of 14 core holes and 10 RC holes. 6 additional RC holes planned for water sampling outside the deposit area.


Metallurgical core holes in blue, RC expansion holes in magenta, geotech-hydro core holes in bright yellow, RC exploration holes in dark yellow, water characterization holes as green dots
0
200
400 ft

CK Gold Project 2020 Drill Results

Individual Cross Sections with Grades


CK20-01c
1.12 g/t AuEqv over 177.52 m
(0.81 g/t Au, 1.40 g/t Ag, 0.23% Cu)
1.98 g/t AuEqv over 29.41 m
(1.50 g/t Au, 1.70 g/t Ag, 0.35% Cu)
1.80 g/t AuEqv over 10.36 m
(1.40 g/t Au, 1.20 g/t Ag, 0.30% Cu)
2.41 g/t AuEqv over 10.30 m
(1.99 g/t Au, 1.68 g/t Ag, 0.31% Cu)


CK20-02c
1.13 g/t AuEqv over 141.52 m
(0.82 g/t Au, 1.47 g/t Ag, 0.22% Cu)
U.S. Gold Corp - CK Gold Project
Vertical Section (SW - NE) and Grade Histogram
UTM WGS84 Meters
BHID: CK20-02C
December 15, 2020


CK20-04CB
5.71 g/t AuEqv over 78.33 m
(4.51 g/t Au, 3.60 g/t Ag, 0.88% Cu)
1.41 g/t AuEqv over 104.46 m
(1.06 g/t Au, 0.99 g/t Ag, 0.26% Cu)
U.S. Gold Corp - CK Gold Project
Vertical Section (W - E) and Grade Histogram
UTM WGS84 Meters
BHID: CK20-04CB
December 22, 2020

*Sections illustrate values in the first thee of seven metallurgical drill holes designed to capture samples for testing to enhance gold and copper process recovery. Note the consistency of the mineralization and the high-grade intercept from surface on hole CK20-04cB.
Pit outlines are conceptual from the MDA PEA.

CK Gold Project 2020 Drill Results

Cross Section Through CK20-04cB



N22E
CK20-04cB
S22W
Section Plane +/- 25 feet
Grade shells boundaries interpolated by Leapfrog using historic drilling.
Open pit limit: preliminary analysis based on MDA 2009 PEA resource model
Feet
0 100 200 300
Plunge 00
Azimuth 112
Gold grades in drill holes and AuEq grade shells; g/t
>3.0 g/t
1.0 - 3.0 g/t
0.5 - 1.0 g/t
0.3 - 0.5 g/t

And Is There More To It?



CK20-19c
Hole CK20-19c was drilled to test "waste" in the potential pit wall for slope stability, encountered extensive massive sulfide
Semi-massive sulfide 465-477' (chalcopyrite and pyrite); assays pending
CK20-21c
CK20-22rc
Gold-Copper soil anomaly
Copper King
0 ft
100 ft
200 ft
300 ft
400 ft







CK Gold Project potential over Ground Magnetics



>0.30 gpt Au envelope
Pre-Cambrian granodiorite
contact
2,900 ft (0.88 km) untested strike length
Post-mineral White River Fm.
open
2020 step-out RC drilling (results pending)
1000 ft

Beyond the Current Resource

- 80% of historic drill holes end in mineralization or are not closed off laterally – deposit wide open
- Open at depth below 800 feet and southeast along strike; 2,900 ft of strike length untested
- Depth and strike length volumetrics sufficient to double current gold-copper resource if mineralization continues along strike
- Clean and simple mineralogy; low overall sulfide content – little acid-generating potential


Nevada Gold Cortez Complex
Nevada Gold Goldrush

Nevada and Idaho Exploration Overview

Discovering the next gold districts on the Cortez and Carlin Trends in Nevada

U.S. GOLD CORP

Nevada Projects Location

Nevada – established gold mining jurisdiction

- Produced ~5.6 M oz of gold produced in 2017 - approx. **75% of U.S. gold production**[1]
- The **5th largest** gold producing "country" in the world
- Historically, Nevada has produced > 225M oz of gold
- **"Elephant country"**: numerous > 20M oz gold deposits
- Pro-mining environment, **geopolitical stability**, major infrastructure
- Nevada hosts multiple prolific gold trends, including the **Carlin and Cortez Trends**, on which USAU projects are located



Carlin Trend
Independence – Eureka Trend
Sulfur-Lovelock – Austin Trend
Twin Creeks
Jerritt Canyon
Turquoise
Midas
Getchell
Meikle
Hycroft
Lone Tree
Betze-Post
West Leeville
Florida Canyon
Carlin
Marigold
Gold
MAGGIE CREEK
Quarry
Phoenix
McCoy /Cove
Pinion
Pipeline
Cortez Hills
Goldrush
Cortez
Bald Mountain
KEYSTONE
RENO
GOLD BAR NORTH
Rabbit Creek Trend
Ruby Hill Mine
Comstock
Denton-Rawhide
Taylor
Northumberland
Borealis
Round Mountain
Battle Mtn – Eureka / Cortez Trend
N
Goldfield
0
50 miles
0
80 Km
Bullfrog
Sterling
LAS VEGAS
U.S. Gold Corp. Projects
Major gold mines and deposits
Major Nevada Gold Trends

1 Nevada Division of Minerals, http://minerals.nv.gov/Programs/Mining/Mining/

Keystone Project Location

The Cortez Trend – established gold mining belt

- The Cortez Trend is one of the **world's most productive trends** - producing ~ 1M oz of gold per year
- The trend hosts numerous **world class deposits**[2]:
  Barrick's Pipeline: ~21+ M oz gold
  Barrick's Cortez Hills: ~15+ M oz gold
  Barrick's Goldrush: ~10+ M oz gold
- Significant discoveries still being made on the Cortez Trend, e.g. Barrick's Fourmile Project
- **Keystone** exhibits **many similarities** to Barrick's deposits to the north - similar **host rock, stratigraphy, structure** and **intrusion-centered dome**



Barrick's Mines
Gold Acres Mine
Pipeline Mine
Cortez Mine
Cortez Hills Mine
Pediment deposit
Horse Cyn Mine
Goldrush deposits
ET Blue deposit
East boundary of Cortez Gold Trend
Tolyabe Mine
Rooster deposit
Tonkin deposit
Keystone Property Horst & Intrusion w structural interp.
West boundary of Cortez Trend
Gold Bar North Horst
Gold Stone Gold Ridge & Gold Pick Mines
Gold Bar Mine
Gold Bar Horst
Gold Bar South Horst
KEYSTONE PROPERTY USGS RESIDUAL GRAVITY NAD 27/UTM 11N
N
W
E
S
0 Kilometers 10
0 Miles 6.2
520000
530000
540000
550000
560000

U.S. GOLD CORP

Keystone Project in context of USGS Residual and detailed Project Gravity and Cortez Gold Trend

DCM 10-05-2017

2 The presence of gold resources on properties in close proximity is not necessarily indicative of the gold mineralization on the Keystone property

Keystone Project Overview

- Consolidated an entire district on the **Cortez Trend,** NV - **20 square miles, 100% controlled** by U.S. Gold Corp.
- **Never previously consolidated** nor systematically explored by model-driven, modern-day exploration techniques
- Hosts many of the same characteristics of the major mines on the Cortez district:
  - Tertiary **intrusive-centered, domed** carbonate window
  - Geochemistry indicates a **very large epithermal system** is present
  - The **host rocks** at Keystone are very similar in **character** and **thickness** to the **Pipeline & Cortez Hills** deposits to the north of the trend
- The extent and **severity of the alteration** and the **thickness of permissive rock** packages encountered, highlight the potential of this district scale mineral system
- Systematic exploration from 2016-2020 has primed Keystone for discovery; three most prospective target areas defined


Greenstone Gulch
Target area
Nina Skarn
Target area
Sophia
Target area
KEYSTONE
PROJECT 2020

Keystone 2019 Drilling Stratigraphy

- USAU 2019 Keystone Drilling program:
  - One core hole Key19-01c
  - Six reverse-circulation holes (rc)
  - Total of 13,177 feet (4,016 meters)
  - Focused on 4 target areas:
    - Sophia
    - Tip-Top
    - Sophia South
    - Nina Skarn
- All holes encountered anomalous Au and strong pathfinders
- Hole Key19-05rc was first test of Nina Skarn target area
  - Strongest, continuous Au mineralization ever encountered at Keystone to date
  - Altered upper and lower plate rocks from surface to 414.5 meters
- Results being interpreted and analyzed. 2021 exploration programs plan to follow up on the favorable indications towards discovery success.



KEYSTONE STRATIGRAPHIC SECTION
Known mineralized horizons
2019 Phase One Drill Holes
Condensed Upper Plate >1,700 ft. thick
Eocene Volcanics (Tv)
Upper Plate Slaven (Ds), Elder (Se) and Valmy (Ov)
Lower Valmy (Ov) and Comus (COc)
Calcareous sandstone, siltstone, greenstone, limestone, epiclastics
Mississippian-Devonian flysch (DMf) and Horse Canyon (Dhc)
Devonian Wenban Formation (Dw)
Units 5-8: thinly laminated micrite to silty limestone with interbedded debris flows and turbidites
Intruded by multiple Eocene intrusives, 35-34 Ma in age
Units 3-4: bioturbated micrite and packstone
Units 1-2: platy silty limestone and debris flows
Silurian-Devonian Roberts Mountains Formation (SDrm)
Ds
Se
Ov
Tv
Lower Ov
COc
RMT
DMf
Dhc
Ti
Dw8
Dw7
Dw6
Dw5
Dw4
Dw3
SDrm
Key19-01c
Key19-02rc
Key19-03rc
Key19-05rc
Key19-06rc
Key19-07rc
Key19-04rc
1817 ft
2240 ft
2260 ft
1500 ft
1810 ft
1700 ft
1850 ft
Holes are not to scale and are not all vertical
Anomalous Gold
0
250
500
750
feet
U.S. GOLD CORP
KEYSTONE STRATIGRAPHIC SECTION AND SUMMER 2019 DRILLING & MINERALIZATION REPRESENTATION
K. Coleman 11/06/2019
After DCM

Keystone Project Arsenic Geochem

- Arsenic in soils shown, yellow is > 50 ppm, red is >250 ppm
- 4,474 soil samples and 666 stream sediment samples taken to date
- Most soil samples collected on a 400 ft X 400 ft grid, with more detailed areas 200 X 200 feet, and in some cases 50 X 200 feet
- Note arsenic in soils follows the large, northwest and northeast oriented gravity interpreted structures, which have been verified with surface mapping and drilling


D
U

Keystone Exploration

Keystone moved from scout hole drilling to targeted drilling– vectoring into discovery success

- 2019 targeted drilling of 7 holes
  - High priority targets to follow up on 2018 results
  - Provided a first test to several drill targets in areas previously inaccessible
- **2019 Drilling**
  - Drilled 1 core hole to follow up on KEY18-09rc
  - Drilled 6 reverse circulation holes
  - Focusing on:
    - Sophia Target Area
    - Tip-Top Target Area
    - Nina Skarn Target Area
  - Nina Skarn hole KEY 19-05rc encountered thickest gold intervals to date at Keystone
- We believe that high priority targets show the potential for promising **Carlin-type, gold deposits.**



W
E
7800
Elev. ft
7600
7400
7200
7000
6800
6600
6400
6200
Au-Bi-Te soil-rock anomaly
Key19-05rc
9.14m @ 0.333 gpt Au
30.48m @ 0.273 gpt Au
67.06m @ 0.194 gpt Au
Valmy
Lower Valmy
Comus
25.91m @ 0.167 gpt Au
76.2m @ 0.224 gpt Au
25.91m @ 0.408 gpt Au
12.2m @ 0.706 gpt Au
Comus
Horse Canyon
Wenban
Eocene Walti Quartz Monzonite
20 – 780 ppb Au
TD 1500 ft
Wenban
Au >100 ppb
1" =200'
1:2400
0
200
400 ft
0
60.96
121.92 m
K. Coleman
11/04/2019

Figure 2. Key19-05rc Cross Section

Maggie Creek



Carlin Trend
Independence – Eureka Trend
Sulfur-Lovelock – Austin Trend
Twin Creeks
Jerritt Canyon
Turquoise
Midas
Getchell
Meikle
Lone Tree
Betze-Post
MAGGIE CREEK
Hycroft
Carlin
West Leeville
Florida Canyon
Marigold
Gold
Rain/Emigrant
Long Canyon
Quarry
Railroad
McCoy /Cove
Phoenix
Pinion
Pipeline
Cortez Hills
Goldrush
Cortez
Bald Mountain
KEYSTONE
RENO
Rabbit Creek Trend
Ruby Hill Mine
Comstock
Denton-Rawhide
Taylor
Northumberland
Borealis
Round Mountain
Battle Mtn – Eureka / Cortez Trend
Goldfield
N
0
50 miles
0
80 Km
Bullfrog
Sterling
LAS VEGAS
Maggie Creek
Major gold mines and deposits
Major Nevada Gold Trends

- U.S. Gold Corp. acquired Orevada Metals, Inc. through a share exchange in September, 2019
  - USAU has an option to acquire the Maggie Creek claims from Orogen Royalties, Inc.
  - USAU can earn up to 70% interest in the Maggie Creek project
- U.S. Gold Corp. controls approximately three square miles of unpatented mining claims in the heart of the Carlin Trend gold belt
  - Maggie Creek acquisition gives USAU its 2nd NV exploration project
  - USAU now has exploration projects on both the Cortez and Carlin Trends
  - USAU is developing its 2021 Maggie Creek exploration programs

Maggie Creek Opportunity

- Approximately three square miles of unpatented mining claims on the Carlin Trend next to the giant Gold Quarry deposits (26 M oz Au)
- Classical structure and stratigraphy that hosts the majority of Au ounces on the Carlin Trend
- Numerous ore grade and anomalous Au intercepts in historical drilling
- Mostly shallow, vertical historic drill holes
- Target opportunities beneath and adjacent to shallow intercepts
- Recent gravity survey helped define new targets
- USAU is designing 2021 exploration programs with goal of advancing towards discovery success


Newmont's Rainbow deposit
Newmont's Gold Quarry Operations

Challis Gold Project - Idaho Is A Mining State

- Challis Gold Project is located about 75 kms SW of Salmon, ID and 20 kms SW of Revival Gold's Beartrack Project, within the Tertiary Challis Volcanic Field
- Challis Gold is a low sulfidation, Au-Ag epithermal vein and stockwork deposit localized along intersecting NW – NE trending shear structures in a window of sedimentary rocks exposed through the Challis Volcanics
- Historic (not-current) 43-101 Resource of approximately 313,825 oz Au at a grade of 1.22 g/t Au, low strip ratio (Johnny's Point)
- Idaho is ranked as world's 8th best mining jurisdiction by the Fraser Institute; higher than any Canadian jurisdiction
- Nearby Idaho mining areas include the Stibnite Au project, Bear Track Au project, Delamar Ag-Au mine, Coeur d'Alene Ag-Zn-Pb mines, Black Pine Au mine and Thompson Creek Mo mine


North Idaho Batholith (100 - 75 Ma)
Northern Thrust Belt and Belt Supergroup (1450 - 1400 Ma)
Columbia River Plateau (17 ma)
Idaho Batholith (110 - 60 Ma)
Accreted Terrane (370-250 Ma)
Columbia River Plateau (17 Ma)
Challis Volcanics (52 - 45 Ma)
Thrust Belt
Challis Gold
Idaho Batholith (110 - 60 Ma)
East-Central Basin & Range (~10 Ma)
Thrust Belt
Snake River Plain (17 Ma - present)
Owyhee Plateau (17 Ma)
South-East Basin & Range (~10 Ma)
N
0 15 30 60 Miles
Idaho Geologic Provinces
Accreted Terrane
Basin and Range
Belt Supergroup
Challis Volcanics
Columbia River Plateau
Idaho Batholith
Owyhee Plateau
Snake River Plain
Thrust Belt


Geologic Time
Eon
Era
Period
Epoch
Phanerozoic
Cenozoic
Quaternary
Tertiary
Neogene
Paleogene
Mesozoic
Paleozoic
Cretaceous
Jurassic
Triassic
Permian
Pennsylvanian
Mississippian
Devonian
Silurian
Ordovician
Cambrian
PrePhanerozoic
Precambrian
Proterozoic
Neo- (late)
Meso- (middle)
Archean

U.S. Gold Corp. Peer Comparison

Compelling value with considerable potential upside

Pre-tax NPV of $321.6 million versus the company's market capitalization of ~ **$75 million**

US Open Pit Projects - Developer/Explorer Comps

Company	Ticker	Price	Market Cap (C$ MM)	EV (C$ MM)	Global Ounces MM oz	EV / Oz (Global) C$ / oz	P/NAV
Corvus Gold Inc	KOR-TSX	$2.91	$369	$361	3.6	$101	0.57x
Gold Standard Ventures Co	GSV-TSX	$0.85	$268	$243	2.8	$88	0.31x
Integra Resources Corp	ITR-TSX.V	$4.57	$250	$203	2.7	$75	0.51x
Liberty Gold Corp	LGD-TSX	$1.55	$383	$360	1.5	$235	0.37x
Midas Gold Corp	MAX-TSX	$1.18	$560	$527	6.6	$80	0.55x
Revival Gold Inc	RVG-TSX.V	$0.72	$51	$39	2.0	$19	0.29x
MEAN			**$313**	**$289**	**3.2**	**$100**	**0.43x**
U.S. Gold Corp.	USAU-Nasdaq	C$14.08	C$96	C$76	2.0	C$42	0.23x

Directors, Management & Technical Advisory Team

Directors	
Edward Karr	Executive Chairman
The Honorable Ryan K. Zinke	Director
George Bee	Director
Robert Schafer	Director
Tara Gilfillan	Director
Michael Waldkirch	Director

Management Team	
George Bee	President & CEO
Eric Alexander	CFO, Secretary
Ken Coleman	Chief Geologist

Technical Advisory Team	
Robert Schafer	Exploration, Geology and Development
John Schloderer	Exploration and Geology
John Wells	Metallurgy
Yani Roditis	Mine Engineer / Project Management
Lucas Hekma	Project Permitting

CONSIDERABLE MINING, CAPITAL MARKETS, M&A AND GOVERNANCE EXPERIENCE. SERIAL ENTREPRENEURS WITH SUCCESSFUL TRACK RECORDS

ACCOMPLISHED EXPLORERS, PROLIFIC MINE BUILDERS WITH SUBSTANIAL EXPERIENCE OF RAISING CAPITAL

SUBSTANTIAL NEVADA AND INTERNATIONAL EXPERIENCE WITH LEADING MINING COMPANIES

The U.S. Gold Corp. Opportunity

Extremely tight share structure & advancing world-class assets

- **Promising portfolio**, in stable and mining friendly U.S. jurisdictions. The portfolio offers investors both potential near-term production and sizeable blue-sky exploration
- Team of **accomplished explorers and proven company builders**, who have made, and financed, the discovery and development of numerous world class gold assets
- CK Gold Project offers potential exposure to **compelling value**, and potential near-term production in **mining friendly Wyoming**
- Keystone and Maggie Creek offer exposure to significant potential exploration upside – entire districts on Nevada's prolific **Carlin and Cortez Trends**
- We believe **Challis Gold** to be a high potential exploration project located in **Idaho**
- The company has a **tight share structure** (6.8M shares outstanding), with a large audience - listed on **NASDAQ**



DEVELOPMENT PACKAGE

Exciting combination of a later stage development asset and multiple exploration blue sky potentials

PROVEN TEAM

Top quality management and advisory team with pedigrees of developing renowned gold projects

U.S. COMPANY

U.S. Gold Corp. is a US based company, listed on a major US Exchange – NASDAQ, with US based properties

HIGH UPSIDE

Large growth potential for the current resource and valuation upside based on market comps

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Contacts

Investor Relations
ir@usgoldcorp.gold
www.usgoldcorp.gold
+1 800 557 4550

U.S. Gold Corp.
Suite 102, Box 604
1910 E Idaho St,
Elko, NV 89801

U.S. GOLD CORP

Nasdaq : USAU